Filed pursuant to Rule 497

Registration No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 1 DATED JUNE 23, 2020 TO

THE PROSPECTUS DATED MAY 14, 2020

On June 18, 2020, the Board of Directors of Clarion Partners Real Estate Income Fund Inc. (the “Fund”) approved an extension of the Fund’s temporary management fee waiver. Under the Fund’s investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund will pay an annual fee, paid monthly, in an amount equal to 1.25% of the average daily value of the Fund’s net assets. LMPFA has agreed to extend the management fee waiver for an additional six months, extending the waiver from its original termination date of June 30, 2020 to December 31, 2020. The longer an investor holds shares of the Fund’s common stock during this period the longer such investor will receive the benefit of the management fee waiver period.

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